UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2021

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor,		20006
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C	AGM.PRC	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange
5.750% Non-Cumulative Preferred Stock, Series E	AGM.PRE	New York Stock Exchange
5.250% Non-Cumulative Preferred Stock, Series F	AGM.PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 13, 2021, Farmer Mac held its Annual Meeting of Stockholders.  At that meeting, the holders of Farmer Mac’s voting common stock: (1) elected all ten of the nominees for director on the ballot and identified in Farmer Mac’s Proxy Statement previously filed on April 7, 2021 (the “Proxy Statement”); (2) ratified the selection of PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and (3) approved an advisory proposal approving the compensation of Farmer Mac’s named executive officers as described in the Proxy Statement.

    Election of Directors
Farmer Mac’s federal charter provides that five directors are elected annually by a plurality of the votes of the holders of Class A Voting Common Stock and five directors are elected annually by a plurality of the votes of the holders of Class B Voting Common Stock.  Listed below are the final results for the election of directors (by class, with cumulative voting):

Class A Stockholders

Nominee	Number of Votes For	Broker Non-Votes
Dennis L. Brack	483,344	77,637
James R. Engebretsen	483,794	77,637
Mitchell A. Johnson	567,189	77,637
Eric T. McKissack	483,794	77,637
Todd P. Ware	484,344	77,637

Class B Stockholders

Nominee	Number of Votes For	Broker Non-Votes
Richard H. Davidson	507,052	None
Everett M. Dobrinski	603,647	None
Amy H. Gales	411,133	None
Robert G. Sexton	423,120	None
Roy H. Tiarks	507,053	None

Based on these voting results, the following individuals were elected to serve as directors of Farmer Mac for one-year terms until Farmer Mac’s next Annual Meeting of Stockholders:  Dennis L. Brack, Richard H. Davidson, Everett M. Dobrinski, James R. Engebretsen, Amy H. Gales, Mitchell A. Johnson, Eric T. McKissack, Robert G. Sexton, Roy H. Tiarks, and Todd P. Ware.

In addition to the ten directors elected at the Annual Meeting of Stockholders on May 13, 2021, the following directors appointed by the President of the United States continue to serve as directors of Farmer Mac:  LaJuana S. Wilcher (Chair), Lowell L. Junkins (Vice Chair), Sara L. Faivre, Charles A. Stones, and Myles Watts.  Those five directors have no specified term and serve at the pleasure of the President of the United States.

Ratification of Selection of PricewaterhouseCoopers LLP as Farmer Mac’s Independent Registered Public Accounting Firm for 2021

Farmer Mac’s By-Laws provide that the Audit Committee’s selection of accountants shall be made annually in advance of the Annual Meeting of Stockholders and shall be submitted for ratification or rejection at such meeting.  Farmer Mac’s Audit Committee previously selected PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2021.  Listed below are the final results for the stockholder vote on the ratification of that selection (Class A votes and Class B votes combined):

Number of Votes
For	1,135,610
Against	1,287
Abstain	300
Broker Non-Votes	None

Advisory Vote to Approve Compensation of Farmer Mac's Named Executive Officers (“Say-on-Pay”)

Listed below are the final results for the stockholder Say-on-Pay advisory vote (Class A votes and Class B votes combined):

Number of Votes
For	850,697
Against	5,387
Abstain	203,476
Broker Non-Votes	77,637

Farmer Mac intends to hold future advisory Say-on-Pay votes every year. Farmer Mac’s Board may re-evaluate this determination after the next stockholder vote on the frequency of Say-on-Pay votes.

Item 7.01.        Regulation FD Disclosure.

On May 17, 2021, Farmer Mac issued a press release to announce that Roy H. Tiarks has been elected as the newest member of the company’s board of directors. A copy of the press release is attached to this report as Exhibit 99. All references to www.farmermac.com in Exhibit 99 are inactive textual references only, and the information contained on Farmer Mac’s website is not incorporated by reference into this report.

The information furnished in this Item 7.01, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor will any of such information or portion of the Exhibit be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits

99	Press Release dated May 17, 2021
104	Cover Page Inline Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                        By: /s/ Stephen P. Mullery
                         Name: Stephen P. Mullery
                         Title: Executive Vice President – General Counsel

Dated: May 17, 2021